                                                                    EXHIBIT 3.11
                            CERTIFICATE OF FORMATION

                                       OF

                                    NEEC LLC

     1.   The name of the limited liability company (the "LLC") is NEEC LLC.

     2.   The address of the registered office of the LLC in the State of
          Delaware is 1209 Orange Street, in the City of Wilmington, County of
          New Castle. The name of the registered agent of the LLC at such address is The Corporation Trust Company.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of
     Formation of the LLC this 29th day of December, 2000.

                                     /s/ Howard L. Rosenberg
                                     ------------------------------------
                                     Howard L. Rosenberg
                                     Authorized Person

                            CERTIFICATE OF AMENDMENT

                                       OF

                                    NEEC LLC

     1.   The name of the limited liability company is NEEC LLC.

     2.   The Certificate of Formation of the limited liability company is hereby amended as follows:

          "1. The name of the limited  liability  company (the "LLC") is
          ONES West Africa LLC."

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of
     Amendment of NEEC LLC this 29th day of January, 2003.

                                     /s/ J. Michael Newton
                                     ------------------------------------
                                     J. Michael Newton
                                     Manager

                                     /s/ David J. Blair
                                     ------------------------------------
                                     David J. Blair
                                     Manager

                            CERTIFICATE OF AMENDMENT

                                       OF

                              ONES WEST AFRICA LLC

     1.   The name of the limited liability company is ONES West Africa LLC.

     2.   The Certificate of Formation of the limited liability company is hereby amended as follows:

          "1. The name of the limited  liability  company (the "LLC") is
          NEEC LLC."

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of
     Amendment of ONES West Africa LLC this 12th day of March, 2003.

                                     /s/ R. Tor Liimatainen
                                     ------------------------------------
                                      R. Tor Liimatainen
                                      Authorized Person

                            CERTIFICATE OF AMENDMENT

                                       OF

                                    NEEC LLC

     1.   The name of the limited liability company is NEEC LLC.

     2.   The Certificate of Formation of the limited liability company is hereby amended as follows:

          "1. The name of the limited  liability  company (the "LLC") is
          Ondeo Nalco Company LLC."

          IN   WITNESS WHEREOF, the undersigned has executed this Certificate of
     Amendment of NEEC LLC this 26th day of September, 2003.

                                     /s/ J. Michael Newton
                                     ------------------------------------
                                     J. Michael Newton
                                     Manager

                            CERTIFICATE OF AMENDMENT

                                       OF

                             ONDEO NALCO COMPANY LLC

     1.   The name of the limited liability company is ONDEO NALCO COMPANY LLC.

     2.   The Certificate of Formation of the limited liability company is hereby amended as follows:

          "1. The name of the limited  liability  company (the "LLC") is
          Nalco Company LLC."

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of
     Amendment of Ondeo Nalco Company LLC this 2nd day of December, 2003.

                                     /s/ David J. Blair
                                     ------------------------------------
                                     David J. Blair
                                     Manager